UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2018

CNL Healthcare Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 30, 2018, Kevin R. Maddron, tendered his resignation as the chief financial officer, chief operating officer and treasurer of CNL Healthcare Properties, Inc. (the “Company”), effective as of February 7, 2018. There is no disagreement between Mr. Maddron and the Company on any matter relating to the Company’s financial condition or financial reporting.

(d) Effective upon Mr. Maddron’s departure, the Board of Directors (the “Board”) appointed Ms. Ixchell C. Duarte (age 51) to serve as the chief financial officer and treasurer of the Company. Ms. Duarte has served as our chief financial officer and treasurer since February 2018 and as a senior vice president since March 2012, and was previously chief accounting officer from March 2012 to June 2017, and a vice president from February 2012 to March 2012. She has served as senior vice president and chief accounting officer of our advisor since November 2013. Ms. Duarte served as senior vice president and chief accounting officer of CNL Lifestyle Properties, Inc., a public, non-traded REIT from March 2012 until its dissolution in December 2017, and was previously its vice president from February 2012 to March 2012. She has served as senior vice president and chief accounting officer of its advisor since November 2013. Since June 2012, Ms. Duarte served as senior vice president and chief accounting officer of CNL Growth Properties, Inc., a public non-traded REIT from November 2013 until its dissolution in October 2017. Ms. Duarte served as a senior vice president of its advisor from November 2013 to December 2017. Ms. Duarte also served as senior vice president and chief accounting officer of Global Income Trust, Inc., another public non-traded REIT, from June 2012 until its dissolution in December 2015, and served as a senior vice president of its advisor from November 2013 to December 2016. Ms. Duarte has served as chief financial officer and treasurer of CNL Healthcare Properties II, Inc., a public, non-traded REIT, since February 2018, and has served as senior vice president since January 2016. She also served as chief accounting officer from January 2016 to June 2017, and as senior vice president and chief accounting officer of its advisor, CHP II Advisors, LLC, since July 2015. Ms. Duarte served as controller at GE Capital, Franchise Finance, from February 2007 through January 2012 and served as senior vice president and chief accounting officer of Trustreet Properties, Inc., a publicly traded REIT. Prior to that, she held various other positions with Trustreet and predecessor CNL companies, including senior vice president, chief financial officer, secretary and treasurer. Ms. Duarte began her career in the audit practice of KPMG, LLP and then Coopers & Lybrand. She received a B.S. in accounting from the Wharton School of the University of Pennsylvania and is a certified public accountant.

Also effective upon Mr. Maddron’s departure, the Board appointed Mr. John F. Starr (age 43) as the chief operating officer of the Company. Mr. Starr has served as senior vice president of the Company since March 2013, and has served as senior vice president of the Company’s advisor since March 2013. Mr. Starr has served as chief operating officer of CNL Healthcare Properties II, Inc., a public, non-traded REIT, since February 2018 and as senior vice president since January 2016. He has served as senior vice president of its advisor, CHP II Advisors, LLC, since July 2015. Mr. Starr served as senior vice president of CNL Lifestyle Properties, Inc., from March 2013 until its dissolution in December 2017. Mr. Starr served as chief portfolio management officer of CNL Growth Properties, Inc., a public, non-traded REIT from December 2012 until its dissolution in October 2017. Since 2002, Mr. Starr has held various positions with multiple CNL affiliates. Mr. Starr served as chief portfolio management officer of Global Income Trust, Inc. from December 2012 until its dissolution in December 2015. Mr. Starr has served as group chief operating officer at CNL Financial Group Investment Management, LLC since February 2018, and served as chief portfolio management officer (January 2013 to November 2015) and chief portfolio officer (November 2015 to February 2018) responsible for developing and implementing strategies to maximize the financial performance of CNL’s real estate portfolios, which included executive leadership of the platform portfolio reporting and debt capital markets groups. He also served as a senior vice president of CNL Private Equity Corp. from December 2010 until his appointment as the chief portfolio management officer. Between June 2009 and December 2010, he served as CNL Private Equity Corp.’s senior vice president of asset management, responsible for the oversight and day-to-day management of all real estate assets from origination to disposition. At CNL Management Corp., Mr. Starr served as senior vice president of asset management, from June 2007 to December 2010. Between January 2004 and February 2005, Mr. Starr served as vice president of real estate portfolio management at Trustreet, and from February 2005 to February 2007, he served as Trustreet’s vice president of special servicing, and as president of a Trustreet affiliate, where he was responsible for the resolution and value optimization of distressed leases and loans. From February 2007 to May 2007, following the sale of Trustreet to GE Capital, he served as GE Capital, Franchise Finance’s vice president of special servicing, before rejoining CNL affiliates in June 2007. Between May 2002 and January 2004, Mr. Starr was assistant vice president of special servicing at CNL Restaurant Properties, Inc. Prior to joining CNL’s affiliates, Mr. Starr served in various positions in the credit products management group at Wachovia Bank, Orlando, Florida, from December 1997 to May 2002. Mr. Starr received a B.S. in business and an M.B.A. from the University of Florida in 1997 and 2007, respectively.

All of our executive officers are employed by and receive compensation from affiliates of CNL Healthcare Corp., our advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2018		CNL HEALTHCARE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Stephen H. Mauldin
Stephen H. Mauldin
Chief Executive Officer and President